UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2010

Argon ST, Inc.
(Exact name of registrant as specified in its charter)
Delaware	000-08193	38-1873250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax, Virginia	22033
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	703-322-0881

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 13, 2010, Argon ST, Inc. (the "Company") reported its results for the three and six months ended April 4, 2010. The Company's press release, dated May 13, 2010, is attached as Exhibit 99.1.

The information in this section of this Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Argon ST, Inc.

May 13, 2010	By:	/s/ Aaron N. Daniels
		Name:	Aaron N. Daniels
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated May 13, 2010, issued by Argon ST, Inc.